Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Timothy J. Neher, the Chief Executive Officer, Chairman of the Board of Directors and Treasurer of ACCELERATED ACQUISITIONS XVII, INC. (the “Company”), DOES HEREBY CERTIFY that:

           1.  The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2012 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

           IN WITNESS WHEREOF, each of the undersigned has executed this statement this 15th day of August, 2012.

Dated:  February 13, 2013
                                                                 /s/ Timothy J. Neher
                                                                 Timothy J. Neher
              Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ACCELERATED ACQUISITIONS XVII, INC. and will be retained by ACCELERATED ACQUISITIONS XVII, INC. and furnished to the Securities and Exchange Commission or its staff upon request.